Exhibit 99.1

First National Bank of Greencastle Board of Associates February 3, 2009

ADDITIONAL INFORMATION ABOUT THE TRANSACTION ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT The proposed transaction will be submitted to the shareholders of Tower Bancorp, Inc. (“Tower”) and Graystone Financial Corp. (“Graystone”) for their consideration and approval. In connection with the proposed transaction, Tower has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4. The Registration Statement has been declared effective by the SEC and includes a joint proxy statement/prospectus which has been distributed to the shareholders of Tower and Graystone. Investors are urged to read the Registration Statement and the joint proxy statement/prospectus regarding the proposed transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors can obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Tower and Graystone, free of charge from the SEC’s Internet site (www.sec.gov), by contacting Tower Bancorp, Inc. at 717-597-2137or by contacting Graystone Financial Corp., at 717-724-2827. INVESTORS SHOULD READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

PARTICIPANTS IN THE TRANSACTION PARTICIPANTS IN THE TRANSACTION Tower, Graystone and their respective directors, executive officers, and certain other members of management and employees may be soliciting proxies from Tower and Graystone shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Tower and Graystone shareholders in connection with the proposed transaction is set forth in the joint proxy statement/prospectus. You can also find information about Tower’s executive officers and directors in its definitive proxy statement filed with the SEC on March 18, 2008. You can obtain free copies of this document from Tower using the contact information above. You can find additional information about Graystone’s executive officers and directors from the Graystone website, www.graystonebank.com/investor_relations.asp. This document is not an offer to sell shares of Tower’s securities which may be issued in the proposed transaction. Such securities are offered only by means of the joint proxy statement/prospectus referred to above.

FORWARD-LOOKING STATEMENTS FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that anticipated cost savings may not be realized, estimated synergies may not occur, increased demand or prices for the combined company's financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of their business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations, including industry consolidation and development of competing financial products and services; interest rate movements; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from the transaction making it more difficult to maintain relationships with customers and employees, and challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and deteriorating economic conditions, and other risks and uncertainties, including those detailed in Tower’s filings with the Securities and Exchange Commission.

GRAYSTONE MISSION, VISION AND VALUES MISSION STATEMENT Graystone Bank will positively impact lives by helping people achieve their dreams. VISION STATEMENT Graystone Bank will be a high performing financial services company that creates financial success for consumer, business and not for profit customers in the markets we choose to serve. VALUE STATEMENT Graystone Bank is committed to attracting and retaining employees who are passionate about providing uncompromising service to our customers with a sense of warmth, integrity, friendliness and company spirit. We value and respect each other because we truly believe that our success only comes from working together for our team’s success.

GRAYSTONE MANAGEMENT TEAM

ANDREW SAMUEL **Chairman and CEO** • 24 years banking experience (24 years in-market) • Prior experience: Fulton Bank, and Waypoint Bank	**JEFF RENNINGER** **Executive Vice President** • 31 years banking experience (22 years in-market) • Prior experience: PNC Bank, Meridian Bank, and Waypoint Bank	**JANAK AMIN** **Executive Vice President** • 20 years banking experience (18 years in-market) • Prior experience: Bank of London, Fulton Bank, and Waypoint Bank
MARK MERRILL **Executive Vice President, Chief Financial Officer** • 10 years financial experience • Prior experience: Pricewaterhouse-Coopers, and Waypoint Bank	**JANE TOMPKINS** **Chief Credit Officer** • 33 years experience in the financial services industry, with over 12 years in credit policy formation • Prior experience: Includes 5 C's Consulting, Legacy Bank, Waypoint Bank, and PNC Bank	**CARL LUNDBLAD** **General Counsel** • 11 years bank regulatory, securities and general corporate law experience (11 years in-market) • Prior experience: Rhoads & Sinon

GRAYSTONE BANK
The Home of Great Rewards!

TOWER BANCORP INC.

The First National Bank
A Subsidiary of Tower Bancorp Inc.

GRAYSTONE FOOTPRINT Note: Includes 9 existing branches, 1 loan production office, 1 business center, 1 mortgage location and planned branch offices for Lebanon and Elizabethtown.

GRAYSTONE FINANCIAL CORP. ASSET GROWTH

GRAYSTONE FINANCIAL CORP. DEPOSIT GROWTH

Note: All loans are with in-market customer relationships. Graystone Bank has also sold participation interests in loans to other community banks with an aggregate outstanding balance of approximately $113 million as of December 31, 2008. Graystone Bank continues to service these loans. GRAYSTONE FINANCIAL CORP. LOAN GROWTH

GRAYSTONE FINANCIAL CORP. NON-INTEREST INCOME Note: QE 9/30/08 unaudited includes $250 thousand core deposit premium related to the sale of branch deposits.

GRAYSTONE FINANCIAL CORP. NET INCOME

GRAYSTONE FINANCIAL CORP. BRANCH DEPOSITS Note: Camp Hill, PA deposits include $5.72 million in deposits at Grantham, PA (Messiah College) branch. PA Median: Commercial bank and savings institution branch deposit size: $31.6 million as of 6/30/2008. Source: www.fdic.gov

GRAYSTONE FINANCIAL CORP. CREDIT QUALITY Note: Graystone Bank’s allowance for loan losses to non-performing loans was 409% as of December 31, 2008. FDIC Peer: FDIC insured institutions established in 2005 with assets less than $750 Million. Source: UBPR at www.fdic.gov

GRAYSTONE KEY ACCOMPLISHMENTS Opened and currently operates 9 branch offices, serving 6 counties in Pennsylvania Reached over $600 million in assets in less than 3 years Recognized as the #1 fastest growing C&I lender, by percentage growth, in the USA by American Banker, November 17, 2007 Most profitable bank in Pennsylvania of currently operating banks opened since 1990 (based on net income, last 12 months as of 9/30/08, according to information contained in Danielson Capital, LLC New Bank Report-Eastern Edition,Third Quarter 2008 - www.danielsoncapital.com) Voted a top 10 Best Places to Work in Pennsylvania: 2006, 2007, and 2008 Opened Graystone Mortgage, LLC and Graystone Financial Management divisions

PENNSYLVANIA NEW BANK PERFORMANCE Source: Danielson Capital, LLC New Bank Report-Eastern Edition,Third Quarter 2008 - www.danielsoncapital.com. Used by permission. 37 Pennsylvania New Banks Opened Between 1990 and 2008 Data as of September 30, 2008

WHAT DOES THIS MEAN FOR THE COMBINED TOWER BANCORP, INC.? Joining the rich heritage of The First National Bank of Greencastle [1864], and The First National Bank of McConnellsburg [1906] with Graystone Bank

WHAT DOES THIS MEAN FOR THE COMBINED TOWER BANCORP, INC.? MISSION STATEMENT Tower Bancorp, Inc. will positively impact lives by helping people achieve their dreams. VISION STATEMENT Tower Bancorp, Inc. will be a high performing financial services company that creates financial success for consumer, business and not for profit customers in the markets we choose to serve. VALUE STATEMENT Tower Bancorp, Inc. is committed to attracting and retaining employees who are passionate about providing uncompromising service to our customers with a sense of warmth, integrity, friendliness and company spirit. We value and respect each other because we truly believe that our success only comes from working together for our team’s success.

TOWER BANCORP, INC.

COMBINED FOOTPRINT



Centre
Union
Snyder
Mifflin
Juniata
Perry
Dauphin
Lebanon
Berks
Huntingdon
Cumberland
Lancaster
Chester
York
Fulton
Franklin
Adams
Washington
Carroll
Harford
Cecil
Frederick
Baltimore

Graystone Bank Locations	FNBG Locations
• State College	• Chambersburg (3)
• Camp Hill	• Fort Loudon
• Messiah College	• Greencastle (2)
• Harrisburg	• Mercersburg
• Linglestown	• Waynesboro (3)
• Granite Run	• McConnellsburg (2)
• Meadow Brook	• Needmore
• Lancaster (Business Center)	• Hagerstown, MD (2)
• Ephrata	• Hancock, MD
• Lebanon (LPO)	
• York	

Graystone Mortgage Locations

- Mechanicsburg
- Lancaster
- State College

GRAYSTONE BANK
The Home of Great Rewards!

TOWER BANCORP INC.

The First National Bank
A SUBSIDIARY OF TOWER BANCORP INC.

COMBINED TOWER BANCORP, INC. LEADERSHIP TEAM Andrew Samuel Tower Bancorp, Inc. President and CEO Mark Merrill Tower Bancorp, Inc. EVP, CFO Jeff Renninger Tower Bancorp, Inc. EVP, COO Jeff Shank Tower Bank President and CEO Tower Bancorp, Inc. EVP Jane Tompkins Tower Bancorp, Inc. EVP, Chief Credit Officer TOWER BANCORP, INC. BOARD OF DIRECTORS Chairman, Kermit Hicks Effective upon consummation of the transaction

COMPARATIVE SELECTED BALANCE SHEET DATA As of September 30, 2008 Note: Pro forma combined data includes estimated pro forma purchase accounting adjustments.

TOP PRIORITIES FOR SUCCESS Enabling career success for our employees Creating financial success for our customers Delivering exponential earnings growth for our shareholders Rapidly growing fee income Effectively managing interest rate risk Maintaining superior credit quality Enriching the communities we serve Creating a strong sales and service culture that recognizes and rewards employee performance

WHAT DOES THIS MEAN FOR OUR KEY STAKEHOLDERS? EMPLOYEES CUSTOMERS SHAREHOLDERS COMMUNITIES

TOWER BANCORP, INC. EMPLOYEES Build great people and they will build a great franchise Positively impact lives Recruit and keep people with relationship building skills that have a passion for our customers and the communities we serve Build a culture where leaders are truly the sustainable competitive advantage Follow an authentic management style that incorporates a servant-leader model Attract and retain people with: - A desire to succeed - A desire to continually learn and grow - Mutual trust and respect for one another - Loyalty and dedication - Embrace a caring, family environment - A passion for our company - High integrity, honesty and an environment - A desire to have fun where “when we say it we mean it” We will be a Top 10 best place to work in Pennsylvania consistently Our company will be the employer of choice in the markets we choose to serve Combination creates more career growth opportunities

TOWER BANCORP, INC. CUSTOMERS Continue to work with the same people they know and trust Expanded footprint with enhanced products and services An absolute and uncompromising commitment to exceptional customer service We will have a “business advisor role” with our customers Every customer will have an assigned relationship manager Every customer will have and use a minimum of 5 products and services Our customers will be our best and most active referral source

TOWER BANCORP, INC. SHAREHOLDERS Tower Bancorp, Inc.’s objective is to be in the top 20% of our Peer Group as defined by the Board of Directors in the following: Create a high-growth company with the continuation of attractive dividends Strategic partnership - not a “next-year” transaction, but sets the stage for decades to come for community banking in our regions - Net Interest Margin - Loan and Deposit Growth - Non-interest Income to Average Assets - EPS Growth - Efficiency Ratio - Return on Equity

TOWER BANCORP, INC. SHAREHOLDERS Creates a leading independent community bank serving both central Pennsylvania and Maryland Combined Tower Bancorp, Inc. will be among the top 20 largest financial services institutions headquartered in Pennsylvania * Based on September 30, 2008 pro forma combined shares of 5,047,821 at Tower Bancorp, Inc. closing price of $22.00 on 1/30/09. Source: SNL Financial $72.5 $884,585 Franklin Financial Services Corporation $64.4 $936,698 ACNB Corporation $173.5 $1,008,291 Orrstown Financial Services, Inc. $111.1* $1,161,000 Tower Bancorp, Inc. Pro Forma Combined (unaudited) (in millions) (in thousands) As of 1/30/09 As of 9/30/08 Market Cap. Assets Company

TOWER BANCORP, INC. SHAREHOLDERS Increased potential of share liquidity for the combined company’s common stock Plans to apply for listing of Tower Bancorp, Inc. common stock on The Nasdaq Stock Market, Inc. Expanded pro forma and potential shareholder base Combined Board of Directors offers in-market entrepreneurial business experience, public company experience and significant expertise in financial services industry Critical mass provides opportunity to enhance shareholder value Continue to build both franchises under the holding company of Tower Bancorp, Inc. - focusing on organic growth and strategic opportunities in central Pennsylvania and Maryland

Growth opportunities to “fill in” and expand into high-growth markets PRO FORMA FOOTPRINT AND GROWTH POTENTIAL Existing presence in county Growth opportunity in county

TOWER BANCORP, INC. COMMUNITIES Continue to build on local community bank model Every officer of our company will serve on three community organizations and will hold a leadership position on one We will be a company that contributes actively and generously in the communities we serve Every branch office will hold an annual community involvement project that benefits their individual community

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